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                                                                    Exhibit 23.1



               Consent of Ernst & Young LLP, Independent Auditors

We consent to the use of our report dated January 22, 1998, except for Note 14, as to which the date is February 2, 1998, with respect to the supplemental consolidated financial statements of Excite, Inc. included in this Form 8-K.

                                        /s/ Ernst & Young LLP
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                                            ERNST & YOUNG LLP

Palo Alto, California
May 15, 1998